United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended May 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(12,304,855)
Realized Trading Gain (Loss) on Foreign Currency Transactions	370
Unrealized Gain (Loss) on Market Value of Futures	11,856,535
Unrealized Gain (Loss) on Foreign Currency Translations	(172)
Interest Income	24,122
ETF Transaction Fees	1,750
Total Income (Loss)	$(422,250)

Expenses
Management Fees	$400,141
Brokerage Commissions	49,843
Legal Fees	18,808
Tax Reporting Fees	16,213
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,242
Prepaid Insurance Expense	3,786
Total Expenses	$503,426
Net Income (Loss)	$(925,676)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/13	$497,281,674
Additions (250,000 Units)	13,806,494
Withdrawals (150,000 Units)	(8,195,944)
Net Income (Loss)	(925,676)

Net Asset Value End of Month	$501,966,548
Net Asset Value Per Unit (9,050,000 Units)	$55.47

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended May 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(200,238)
Unrealized Gain (Loss) on Market Value of Futures	272,650
Interest Income	109
Total Income (Loss)	$72,521

Expenses
Management Fees	$1,258
Brokerage Commissions	197
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	8,494
Total Expenses	9,991
Expense Waiver	(8,205)
Net Expenses	$1,786
Net Income (Loss)	$70,735

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/13	$2,200,423
Net Income (Loss)	70,735

Net Asset Value End of Month	$2,271,158
Net Asset Value Per Unit (100,000 Units)	$22.71

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended May 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(82,398)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(8)
Unrealized Gain (Loss) on Market Value of Futures	77,510
Unrealized Gain (Loss) on Foreign Currency Translations	(26)
Interest Income	124
Total Income (Loss)	$(4,798)

Expenses
Management Fees	$1,620
Brokerage Commissions	283
Non-interested Directors' Fees and Expenses	25
Prepaid Insurance Expense	18
Other Expenses	10,602
Total Expenses	12,548
Expense Waiver	(10,299)
Net Expenses	$2,249
Net Income (Loss)	$(7,047)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/13	$2,421,515
Net Income (Loss)	(7,047)

Net Asset Value End of Month	$2,414,468
Net Asset Value Per Unit (100,000 Units)	$24.14

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended May 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(39,603)
Realized Trading Gain (Loss) on Foreign Currency Transactions	4
Unrealized Gain (Loss) on Market Value of Futures	32,211
Unrealized Gain (Loss) on Foreign Currency Translations	(2)
Interest Income	103
Total Income (Loss)	$(7,287)

Expenses
Management Fees	$1,371
Brokerage Commissions	64
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	19
Other Expenses	10,602
Total Expenses	12,080
Expense Waiver	(10,309)
Net Expenses	$1,771
Net Income (Loss)	$(9,058)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/13	$2,318,688
Net Income (Loss)	(9,058)

Net Asset Value End of Month	$2,309,630
Net Asset Value Per Unit (100,000 Units)	$23.10

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended May 31, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(12,627,094)
Realized Trading Gain (Loss) on Foreign Currency Transactions	366
Unrealized Gain (Loss) on Market Value of Futures	12,238,906
Unrealized Gain (Loss) on Foreign Currency Translations	(200)
Interest Income	24,458
ETF Transaction Fees	1,750
Total Income (Loss)	$(361,814)

Expenses
Management Fees	$404,390
Brokerage Commissions	50,387
Legal Fees	18,808
Tax Reporting Fees	16,213
Audit Fees	9,393
Non-interested Directors' Fees and Expenses	5,315
Prepaid Insurance Expense	3,841
Other Expenses	29,698
Total Expenses	538,045
Expense Waiver	(28,813)
Net Expenses	$509,232
Net Income (Loss)	$(871,046)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 5/1/13	$504,222,300
Additions (250,000 Units)	13,806,494
Withdrawals (150,000 Units)	(8,195,944)
Net Income (Loss)	(871,046)

Net Asset Value End of Month	$508,961,804

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended May 31, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612